Exhibit 10.2

Execution Version

MODIFICATION OF SETTLEMENT AND RELEASE AGREEMENT

Upon mutual execution by the Parties hereto, this document shall amend and modify that certain Confidential Settlement and Release Agreement (the “Agreement”) made and entered into on November 30, 2011 by and between Carol Schuster, an individual (“Schuster”), Michael Schuster, an individual (“Michael Schuster”), First Physicians Capital Group, Inc. (f/k/a Tri-Isthmus Group, Inc.), a Delaware corporation ( “First Physicians”), and Rural Hospital Acquisition, LLC, an Oklahoma limited liability company (individually, “RHA” collectively with First Physicians, “Defendants”) (all of the foregoing, collectively, the “Parties”).

RECOGNIZING that certain material facts bearing on the Parties’ decision to enter into the Settlement may not have been fully or accurately understood or disclosed, the Parties have mutually agreed to modify and amend the Settlement as provided herein, subject to the conditions provided herein, and not to be construed as a new or separate agreement, and upon which the Parties therefore, for good and valuable consideration, agree as follows:

1. Definitions. Capitalized terms used in this Modification shall have the meanings provided in the Agreement unless otherwise stated herein. No provisions of the Agreement are modified, amended, waived or otherwise effected by this Modification except as expressly set forth in this Modification. All provisions of the Agreement not expressly modified herein shall apply equally to this Modification. The Agreement as modified by this Modification shall be construed together as a whole.

2. Modified Settlement Payment Provision. Paragraph 7 of the Agreement is hereby superseded and replaced in its entirety with the following:

Obligations of Defendants. Subject to the terms and conditions of the Agreement and this Modification, Defendants shall perform the following:

a. Defendants shall deliver to Schuster $20,000.00 at the Closing, via immediately available funds, receipt of which is hereby acknowledged.

b. RHA shall transfer, assign, grant, deliver and convey to Schuster without recourse the SPMC Note 1, the SPMC Note 2, and all Guarantees associated therewith, free and clear of all Liens and without any conditions or restrictions on transferability. The transactions contemplated by this Section 7(b) will be effected and evidenced by the endorsement and delivery by RHA to Schuster of the original SPMC Note 1, the original SPMC Note 2, the Guarantees and all other documents as Schuster may reasonably request. RHA shall provide written notice to SPA II of the transactions contemplated by this Section 7(b), receipt of which is hereby acknowledged.

c. Defendants shall pay to the order of Schuster $71,000.00 (the “Offset Recovery”), in the following installments:

i.	$5,000.00 to be received by March 15, 2012

ii.	$5,000.00 to be received by April 15, 2012

iii.	$5,000.00 to be received by May 15, 2012

iv.	$13,000.00 to be received by June 15, 2012

v.	$13,000.00 to be received by July 15, 2012

vi.	$13,000.00 to be received by August 15, 2012

vii.	$8,500.00 to be received by September 15, 2012

viii.	The balance to be received by October 15, 2012.

d. In the event of a failure by Defendants to pay the minimum required installment upon the Offset Recovery balance, interest shall accrue and become payable by Defendants to Schuster upon then unpaid balance of the Offset Recovery at the annual rate of 5% until timely paid in full.

3. Integration. Agreement Paragraph 21 is amended by replacing “Agreement” with the phrase “Agreement, together with the subsequently executed Modification,” in each instance.

[signature page follows]

Execution Version

ACCEPTED AND AGREED:

FIRST PHYSICIANS CAPITAL GROUP, INC.
(f/k/a TRI-ISTHMUS GROUP, INC.)

By:	/s/ David Hirschhorn
	Name:	David Hirschhorn
	Title:	President	Date:

RURAL HOSPITAL ACQUISITION, LLC

By:	/s/ David Hirschhorn
	Name:	David Hirschhorn
	Title:	President	Date:

/s/ Carol Schuster
Carol Schuster
			Date:	3/15/2012

/s/ Michael Schuster
Michael Schuster
			Date:	3-15-12

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